SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  July 9, 1996


                        COPLEY PHARMACEUTICAL, INC.
          (Exact name of registrant as specified in its charter)


                                Delaware
      (State or other jurisdiction of incorporation or organization)




              0-20126                             04-2514637
      (Commission File Number)         (IRS Employer Identification No.)



             25 John Road
         Canton, Massachusetts                          02021
(Address of principal executive offices)             (Zip Code)



                          (617) 821-6111
        (Registrant's telephone number, including area code)




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Item 5.	Other Events

     On July 9, 1996, Copley Pharmaceutical, Inc. (the "Company") announced that Kenneth N. Larsen will assume the office of President on an interim basis in place of Dr. Gabriel R. Cipau, who has resigned all positions in the Company, as well as a member to the Board of Directors, to pursue other career interests.

     Mr. Larsen has been a member of the Company's Board of Directors since 1989, and currently serves as its Chairman, and also served as a member of the Board from September 1985 to November 1986. A well-known consultant and advisor to numerous health-care companies from 1989 to the present, Mr. Larsen was also a founding member and initial chairman of the Generic Pharmaceutical Industry Association.







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                             SIGNATURES



 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 30, 1996

COPLEY PHARMACEUTICAL, INC.

   /s/ Kenneth N. Larsen
 ______________________________
       Kenneth N. Larsen
     President and Chairman